SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 20, 2000
                        (Date of earliest event reported)


                            SUNSTAR HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


            Delaware               1-14382                      59-3361076
(State or other jurisdiction (Commission File Number)         (IRS Employer
incorporation or organization)                              Identification No.)

                      300 International Parkway, Suite 230
                             Heathrow, Florida 32746
               (Address of principal executive offices, zip code)

                                 (407) 304-1066
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

See Exhibits 99.1, 99.2, and 99.3 filed herewith.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith.

         99.1  Press Release dated January 20, 2000.
         99.2  Press Release dated February 2, 2000.
         99.3  Press Release dated February 2, 2000.



                                      - 2 -